Fees Summary	Feb. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 797,080,000
Previously Paid Amount	0
Total Fee Amount	122,033
Total Offset Amount	$ 0
Narrative Disclosure	The prospectus supplement to which this exhibit is attached is a final prospectus supplement for the related offering. The maximum aggregate offering price of that offering is $797,080,000.
Net Fee	$ 122,033
Narrative - Max Aggregate Offering Price	$ 797,080,000
Final Prospectus	true